UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 6, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On February 6, 2026, XPLR Infrastructure Operating Partners, LP (XPLR OpCo) and its direct subsidiary (loan parties) entered into a fourth letter amendment agreement to their existing senior secured revolving credit facility. XPLR OpCo is a direct subsidiary of XPLR Infrastructure, LP (XPLR or the Partnership). The amendments to the revolving credit facility include, among other things, the following:

•a decrease in the revolving credit facility size from $2.45 billion to $1.25 billion (borrowing capacity of up to $400 million for letters of credit is unchanged),
•a revised aggregate amount of the revolving credit facility to an aggregate amount of up to $2.0 billion, which includes incremental commitments to increase the revolving credit facility subject to certain conditions, and
•an extension of the maturity date to 2031.

The revolving credit facility is secured by liens on, among other things, certain assets of XPLR OpCo's direct subsidiary. The revolving credit facility contains default and related acceleration provisions relating to the failure to make required payments or to observe other covenants in the revolving credit facility and related documents. Additionally, the loan parties are required to comply with certain financial covenants on a quarterly basis and XPLR OpCo’s ability to pay cash distributions is subject to certain other restrictions. All borrowings under the revolving credit facility are guaranteed by XPLR OpCo and XPLR.

The foregoing summary of the amendments to the revolving credit facility is qualified in its entirety by reference to the Fourth Letter Amendment Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On February 10, 2026, the Partnership posted on its website a news release announcing fourth-quarter and full-year 2025 financial results for the Partnership. A copy of the news release is furnished as Exhibit 99, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
10.1
Fourth Letter Amendment Agreement to the Second Amended and Restated Revolving Credit Agreement by and between XPLR Infrastructure US Partners Holdings, LLC, XPLR Infrastructure Operating Partners, LP and the lenders parties thereto, dated as of February 6, 2026

99	XPLR Infrastructure, LP News Release dated February 10, 2026
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 10, 2026

XPLR INFRASTRUCTURE, LP
(Registrant)

WILLIAM J. GOUGH
William J. Gough Controller (Principal Accounting Officer)